UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

DEPOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DEPOMED, INC.

EXPLANATORY NOTE

The Company received a letter and other materials from Horizon on August 3, 2015, requesting, pursuant to our Bylaws, that the Company set a record date to determine shareholders entitled to call a special meeting of shareholders to consider three proposals.  The Depomed Board has chosen to set October 29, 2015, as a record date to determine shareholders entitled to request a special meeting to vote on the three proposals set forth in the August 3, 2015 submission.

The Company also received a letter and other materials from Horizon on August 19, 2015, requesting, pursuant to our Bylaws, that the Company set a record date to determine shareholders entitled to call a special meeting of shareholders to consider a fourth proposal.  The Depomed Board has chosen to set November 13, 2015, as a record date to determine shareholders entitled to request a special meeting to vote on such fourth proposal set forth in the August 19, 2015 submission.

Acting prematurely, Horizon has decided to start mailing proxy materials to gather support from the shareholders needed to call each special meeting — even though the first record date to determine shareholders who can call a special meeting on the first three proposals noted above is not until October 29, 2015.  Effectively, Horizon is currently soliciting proxies from Depomed’s shareholders BEFORE the record dates actually set by the Company.

ONLY SHAREHOLDERS OF RECORD AS OF OCTOBER 29, 2015 (WITH RESPECT TO THE FIRST THREE PROPOSALS) AND NOVEMBER 13, 2015 (WITH RESPECT TO THE FOURTH PROPOSAL), WILL BE ENTITLED TO GRANT PROXIES WITH RESPECT TO CALLING ANY SPECIAL MEETING.

REVOCATION SOLICITATION STATEMENT

OF DEPOMED, INC.

IN RESPONSE TO A SOLICITATION OF PROXIES BY HORIZON PHARMA PLC

TO SUBMIT TWO SPECIAL MEETING REQUESTS

September 30, 2015

This Revocation Solicitation Statement (this “Revocation Solicitation Statement”) and the accompanying GREEN and GOLD Revocation Cards are being furnished by Depomed, Inc., a California corporation (“we,” the “Company” or “Depomed”), to the holders of outstanding shares of our common stock, no par value (our “Common Stock”), in connection with the solicitation by Horizon Pharma plc and its wholly owned subsidiary Horizon Pharma, Inc. (“Horizon Pharma, Inc.” and, together with Horizon Pharma plc, “Horizon”) of revocable proxies from the holders of our Common Stock on white proxy cards (the “White Meeting Proxy”) and blue proxy cards (the “Blue Meeting Proxy”) (together with the White Meeting Proxy, the “Meeting Proxies”) in order to submit two Special Meeting Requests to the Company in accordance with our Amended and Restated Bylaws, dated July 12, 2015 (our “Bylaws”).

This Revocation Solicitation Statement and the enclosed GREEN and GOLD Revocation Cards are first being mailed to shareholders on or about September 30, 2015.

As you may be aware, since May 2015 Horizon has made a series of unsolicited, highly conditional proposals to take control of Depomed. Most recently, on September 8, 2015, Horizon Pharma plc, through Diosail Merger Corporation, commenced an exchange offer (the “Offer”)  to acquire all of the issued and outstanding shares of the Common Stock (including the associated rights to purchase preferred stock) of the Company, each for 0.95 ordinary shares of Horizon Pharma plc, nominal value $0.0001 per share (the “Horizon Ordinary Shares”) (including any cash paid in lieu of a fractional Horizon ordinary share), upon the terms and subject to the conditions and procedures set forth in Horizon’s Preliminary Prospectus/Offer to Exchange, dated September 8, 2015 (the “Offer to Exchange”) and the related Letter of Transmittal.

After careful consideration and consultation with management and its financial and legal advisors, the Board of Directors of Depomed (the “Depomed Board”) has unanimously determined that the Offer is inadequate and substantially undervalues Depomed.

In furtherance of its efforts to take over Depomed, on August 3, 2015, Horizon delivered to Depomed a letter and other materials (the “August 3 Letter”) requesting, pursuant to our Bylaws, that the Depomed Board set a record date (the “First Request Record Date”) to determine shareholders entitled to call a special meeting (the “First Proposed Special Meeting”) to consider and vote upon proposals (i) to remove from office, without cause, all seven members of the Depomed Board (the “Removal Proposal”), (ii) to repeal certain provisions of our Bylaws designed by the Company to create a transparent and orderly process for shareholders to call special meetings and to provide for disclosure to all shareholders of information relevant to calling the special meetings, and (iii) to purport to limit the Depomed Board’s ability to amend our Bylaws in the future.

We note that Horizon’s August 3 Letter did not include a proposal to elect a new Board of Directors in the event that shareholders elected to remove the entire Depomed Board.  In fact, Horizon failed to identify any nominees that it might submit for shareholder consideration to replace the incumbent Depomed Board until after we raised the omission in a letter that we sent to Horizon on August 10.

On August 19, 2015, two and a half weeks after delivering the August 3 Letter, Horizon delivered to Depomed a letter and other materials (the “August 19 Letter”) which finally revealed its slate of hand-picked nominees. In an attempt to rectify what we strongly believe constituted a haphazard approach to convening a special meeting, Horizon’s August 19 Letter purported to “supplement” its first record date request by adding a new proposal to elect replacement directors. Because our Bylaws do not entitle Horizon to retroactively incorporate the August 19 Letter into the first record date request, we suggested a consolidated record date request notice to be deemed delivered on August 19, 2015.  Rather than agree to this practical solution, Horizon asked that its August 19 Letter be treated as a stand-alone request to fix a second record date (the “Second Request Record Date”) (together with the First Request Record Date, the “Request Record Dates” and each, a “Request Record Date”) to determine shareholders entitled to call a second special meeting (the “Second Proposed Special Meeting”) (together with the First Proposed Special Meeting, the “Proposed Special Meetings”) to consider and vote upon its proposed nominees.  We refer to Horizon’s solicitation of proxies to call the Proposed Special Meetings as the “Horizon Solicitation.”

Pursuant to our Bylaws, the calling of each Proposed Special Meeting will require the submission by Horizon of one or more written requests for a special meeting along with the applicable valid and unrevoked Meeting Proxies (the one or more written requests together with the Meeting Proxies, a “Special Meeting Request”) representing not less than ten percent (“Special Meeting Percentage”) of the outstanding shares of Common Stock entitled to cast votes at such Proposed Special Meeting.  As of September 10, 2015, there were 60,367,385 outstanding shares of Common Stock. Based on the number of shares outstanding on that date, in order to request a Proposed Special Meeting in accordance with our Bylaws, Horizon would need to deliver to the Company with respect to each Proposed Special Meeting valid and unrevoked Meeting Proxies from holders of approximately 6,036,739 shares of Common Stock, including the 2,250,000 shares purported to be owned by Horizon (as of September 10, 2015) in order to attain the Special Meeting Percentage. The actual number of shares of our Common Stock for which valid and unrevoked Meeting Proxies will be necessary in order to attain the Special Meeting Percentage, allowing Horizon to submit a Special Meeting Request, will depend on the number of shares of Common Stock that are outstanding as of the applicable Request Record Date.

The enclosed GREEN Revocation Card can be used to revoke any White Meeting Proxy you may have executed previously in support of the calling of the First Proposed Special Meeting, and the enclosed GOLD Revocation Card can be used to revoke any Blue Meeting Proxy you may have executed previously in support of the calling of the Second Proposed Special Meeting.

THE DEPOMED BOARD HAS UNANIMOUSLY DETERMINED THAT THE HORIZON SOLICITATION IS CONTRARY TO THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, AND VIGOROUSLY OPPOSES THE SOLICITATION OF MEETING PROXIES BY HORIZON. ACCORDINGLY, THE DEPOMED BOARD RECOMMENDS THAT YOU NOT SIGN ANY WHITE OR BLUE MEETING PROXY SENT TO YOU BY HORIZON. WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED HORIZON’S WHITE OR BLUE MEETING PROXY, YOU MAY ELECT AGAINST THE CALLING OF THE PROPOSED SPECIAL MEETINGS, AND YOU MAY REVOKE ANY PREVIOUSLY EXECUTED MEETING PROXY TO CALL THE PROPOSED SPECIAL MEETINGS, IF YOU SIGN, DATE AND DELIVER THE ENCLOSED GREEN REVOCATION CARD (TO REVOKE A WHITE MEETING PROXY) AND GOLD REVOCATION CARD (TO REVOKE A BLUE MEETING PROXY) USING THE PRE-PAID ENVELOPE PROVIDED.

If you have questions or need assistance completing or submitting the accompanying GREEN and GOLD Revocation Cards, please contact Depomed’s agent:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll-Free: (877) 800-5186

Banks & Brokers May Call Collect: (212) 750-5833

QUESTIONS AND ANSWERS ABOUT

THIS REVOCATION SOLICITATION STATEMENT

Why am I receiving this Revocation Solicitation Statement?

Horizon is soliciting Meeting Proxies from Depomed shareholders to demand the Proposed Special Meetings. At the Proposed Special Meetings, Horizon expects Depomed shareholders to consider and vote upon the proposals described under “Description of the Horizon Solicitation” (“Horizon’s Proposals”).

As further described below, you should sign, date and deliver the enclosed GREEN and GOLD Revocation Cards by mail in the event you desire to:

1.              Revoke any White or Blue Meeting Proxy that you may have delivered or caused to be delivered to request that a Proposed Special Meeting be called; or

2.              Communicate that you do not believe the Proposed Special Meetings are necessary or express your opposition to the Proposed Special Meetings, even if you have not already submitted a White or Blue Meeting Proxy.

Who is making this solicitation?

Depomed and the Depomed Board are making this solicitation.

What are you asking me to do?

The Depomed Board, after careful consideration and in consultation with its financial and legal advisors, has unanimously determined that the Horizon Solicitation is contrary to the best interests of the Company and its shareholders, and vigorously opposes the solicitation of Meeting Proxies by Horizon.

Accordingly, the Depomed Board recommends that you not sign any White or Blue Meeting Proxies sent to you by Horizon. Whether or not you have previously executed Horizon’s White or Blue Meeting Proxies, you may elect against the calling of the Proposed Special Meetings if you sign, date and deliver the enclosed GREEN Revocation Card, with respect to a revocation of a White Meeting Proxy, or GOLD Revocation Card, with respect to a revocation of a Blue Meeting Proxy, by mail (using the enclosed pre-paid envelope) to our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), at 501 Madison Avenue, 20th Floor, New York, NY 10022.

If I have already delivered a Meeting Proxy, is it too late for me to change my mind?

No. You have the right to revoke your Meeting Proxies by signing, dating and delivering a GREEN Revocation Card, with respect to a revocation of a White Meeting Proxy, or a GOLD Revocation Card, with respect to a revocation of a Blue Meeting Proxy, to our proxy solicitor, Innisfree, at 501 Madison Avenue, 20th Floor, New York, NY 10022.

What happens if I do nothing?

If you do not send in any White or Blue Meeting Proxies that Horizon may send you and you do not return the enclosed GREEN and GOLD Revocation Cards, you will effectively be voting AGAINST Horizon’s attempt to hold the Proposed Special Meetings.

Does the revocation have any effect on matters other than the Meeting Proxies?

No. We are seeking revocations only for the Meeting Proxies related to the calling of the Proposed Special Meetings.

Whom should I call if I have questions about the solicitation?

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll-Free: (877) 800-5186

Banks & Brokers May Call Collect: (212) 750-5833

DESCRIPTION OF THE HORIZON SOLICITATION

As set forth in the Horizon Solicitation and related materials filed with the SEC, Horizon is soliciting your Meeting Proxies to call two special meetings of the Company’s shareholders, at which it expects to present the following matters for a shareholder vote:

First Proposed Special Meeting

Proposal 1:

to remove from office, without cause, the seven members of the current Board, constituting the entire current Board, Peter D. Staple, Vicente Anido, Jr., Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, James A. Schoeneck and David B. Zenoff, as well as any person or persons elected or appointed to the Board without shareholder approval after Depomed’s 2015 Annual Meeting of Shareholders, and up to and including the date of the First Proposed Special Meeting, each such removal to become effective upon the election of each successor by the shareholders of the Company;

Proposal 2:

to repeal the amendments to Sections 2 and 5 of the Bylaws adopted and approved by the Board on July 12, 2015 to remove what Horizon believes are onerous requirements(1) imposed thereby on the process for calling a special meeting of shareholders and for submitting shareholder proposals;

Proposal 3:

to repeal any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the First Proposed Special Meeting, and to amend the section of the Bylaws entitled “AMENDMENT OF BYLAWS” to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the First Proposed Special Meeting through 120 days following the First Proposed Special Meeting; and

Second Proposed Special Meeting

Proposal 4:

to elect the following seven individuals to serve as directors on the Board, contingent on Proposal 1 being passed: Robert M. Daines, Charles M. Fleischman, Elizabeth M. Greetham, Jack L. Kaye, Steven A. Lisi, Steven J. Shulman and Ralph H. Thurman (each, a “Horizon Nominee” and, collectively, the “Horizon Nominees”).

(1)                                 Depomed disagrees with Horizon’s characterization of such Bylaw requirements as “onerous.”

BACKGROUND OF THE HORIZON SOLICITATION

The Company strongly believes that there is a connection between the Horizon Solicitation relating to the call for Proposed Special Meetings and the Offer.  As described in the Horizon Solicitation (See, e.g., “Why You Were Sent the Solicitation Statement” on Page 4 of the Horizon Solicitation), Horizon suggests that the reason it is calling the Proposed Special Meetings relates to its attempts “to convince the Board and Depomed management” that the Offer “is strategically and financially compelling.”  Horizon also states in the Horizon Solicitation that Horizon believes the “removal of the current Board” is an important step for Depomed’s shareholders to show support for the Offer or “any future business combination proposal made by Horizon.”

For a detailed description of and background regarding the Offer, the correspondence between Horizon and Depomed, including their legal and financial advisors with respect to the terms, merits and advisability of the Offer, please see page 8 of the Solicitation/Recommendation Statement filed with the SEC by the Company under cover of Schedule 14D-9 on September 14, 2015, as may be amended from time to time.

***

On August 3, 2015, Horizon filed a preliminary solicitation statement with respect to a solicitation by Horizon for proxies of Depomed’s shareholders in an effort to demand that a special meeting of Depomed’s shareholders be called to consider and vote upon a number of proposals, including (i) to remove all of the directors from the Depomed Board and (ii) to amend certain provisions of the Depomed Bylaws (the “Horizon Initial Special Meeting Solicitation”).  Also on August 3, 2015 Horizon submitted to Depomed a letter requesting a record date in connection with the Horizon Initial Special Meeting Solicitation.

On August 19, 2015, Horizon announced its slate of nominees and delivered a record date request to Depomed relating to a proposal for the election of the Horizon nominees.

On August 31, 2015, Depomed sent a letter to Mr. Walbert informing him that the Depomed Board had set a record date of October 29, 2015 to determine shareholders entitled to request a special meeting to vote on the three proposals submitted on August 3, 2015 (which did not include the election of new board members). The letter further indicated that Depomed continues to review Horizon’s August 19, 2015 request (related to the election of new directors), and would respond to it in due course.

On September 14, 2015, Depomed filed a Preliminary Revocation Solicitation Statement on Schedule 14A and a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and issued a press release regarding the Board’s conclusion and recommendation regarding the Offer.

On September 15, 2015, Depomed sent a letter to Mr. Walbert informing him that the Depomed Board had set a record date of November 13, 2015 to determine shareholders entitled to request a special meeting to vote on the proposal submitted on August 19, 2015.

REASONS FOR REJECTING THE HORIZON SOLICITATION

The Company believes that there is a connection between the Horizon Solicitation relating to the call for Proposed Special Meetings and the Offer.  As described in the Horizon Solicitation (See “Why You Were Sent the Solicitation Statement” on Page 4 of the Horizon Solicitation), Horizon suggests that the reason it is calling the Proposed Special Meetings relates to its attempts “to convince the Board and Depomed management” that the Offer “is strategically and financially compelling.”  Horizon also states in the Horizon Solicitation that Horizon believes the “removal of the current Board” is an important step for Depomed’s shareholders to show support for the Offer or “any future business combination proposal made by Horizon.”

Therefore, the Company believes the reasons that the Depomed Board has articulated in the Solicitation/Recommendation Statement on Schedule 14D-9 filed on September 14, 2015, for rejecting the Offer are an essential part of the reasons for rejecting the Horizon Solicitation.

Accordingly, the Company strongly encourages Depomed shareholders to read the full discussion appearing under  Item 4 (“The Solicitation or Recommendation — Background”) of the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on September 14, 2015, as may be amended from time to time, which is incorporated herein by reference.

Summary of the Reasons for Rejecting the Offer

1.        We believe the Offer is inadequate and substantially undervalues Depomed.

2.        We believe Depomed has and will continue to deliver value to shareholders.

3.        We believe that important elements of Horizon’s business model and strategy (i) present significant risks and uncertainties for Depomed shareholders and (ii) inform the urgency of Horizon’s actions.

4.        We believe that Horizon is improperly using Depomed’s highly confidential information.(1)

5.        The quantity and nature of the Offer’s conditions create in our view significant uncertainty and risk.

6.        Horizon has discretion to extend the Offer indefinitely.

***

In light of the factors considered by the Depomed Board and summarized above, the Depomed Board has unanimously determined that the Horizon Solicitation and the Offer are not in the best interests of Depomed’s shareholders.  Therefore, the Depomed Board unanimously recommends that Depomed’s shareholders reject the Horizon Solicitation and the Offer and not return consents to Horizon or tender their shares in the Offer.

The foregoing summary of the material factors considered by the Depomed Board is not intended to be exhaustive and Depomed shareholders are encouraged to read the full discussion appearing under Item 4 in the Company’s Solicitation/Recommendation Statement filed with the SEC on September 14, 2015, as may be amended from time to time.

(1)This is the subject of an ongoing litigation, the outcome of which will be decided by the Court.  See the information under the heading “Litigation” below.

ADDITIONAL REASONS FOR REJECTING HORIZON’S SOLICITATION

TO CALL THE PROPOSED SPECIAL MEETINGS

We believe that the calling and holding of any Proposed Special Meeting is premature and unnecessary, as the Horizon Proposals (including the election of new directors and any proposed amendment to our Bylaws) could be brought by Horizon at the 2016 annual meeting of stockholders.

We believe that the calling and holding of the Proposed Special Meetings will have significant and adverse consequences for the Company as outlined below. Accordingly, we recommend that you carefully consider whether to support the Horizon Solicitation in light of the potential risks and costs to the Company discussed below, as well as the fact that Horizon’s Proposals could be brought at the 2016 annual meeting of stockholders. If, after careful consideration, you do not wish to support the calling of the Proposed Special Meetings, do NOT sign any White or Blue Meeting Proxy sent to you.

Whether or not you have previously executed a White or Blue Meeting Proxy, you may sign, date and deliver the enclosed GREEN and GOLD Revocation Cards as soon as possible to communicate that you do not believe the Proposed Special Meetings are necessary or to express your opposition to the Proposed Special Meetings.

Shareholders should take into account the following considerations when deciding whether to support the Horizon Solicitation:

There are certain risks and costs associated with calling and holding multiple special meetings of which shareholders should be aware before making the decision of whether to execute and return a White or Blue Meeting Proxy in connection with the Horizon Solicitation.

•                  The calling and holding of any Proposed Special Meeting, and the related solicitation activities, risk diverting significant time and resources from the Board and management — who will have to spend a significant amount of their and other employees' time responding to Horizon's solicitation efforts — at a time when it is critical that the Depomed Board and management be fully focused on operations and executing the Company’s strategies. Rather than hold multiple special meetings, the Depomed Board and management strongly believe that the more prudent course of action is for Depomed to focus on extending its track record of substantial growth that the Depomed Board and management are confident will create significantly more value for shareholders than Horizon’s Offer.

•                  Successive solicitations would also require Depomed to incur additional financial costs, including with respect to third-party advisory fees, printing, mailing and solicitation expenses.

Shareholders should carefully consider whether the Proposed Special Meetings are in the best interests of the Company and its shareholders. We strongly believe that a special meeting is no substitute for ongoing, direct, two-way communication between us and our shareholders. Your prompt delivery of the enclosed GREEN and GOLD Revocation Cards will allow the Depomed Board and management to return their focus to creating the most value for our shareholders.

IF YOU ARE NOT CONVINCED THAT THE PROPOSED SPECIAL MEETINGS ARE THE APPROPRIATE PATH OR YOU BELIEVE THE PROPOSED SPECIAL MEETINGS ARE UNNECESSARY AND WISH TO OPPOSE THE CALLING OF THE PROPOSED SPECIAL MEETINGS, PLEASE SIGN, DATE AND DELIVER THE ENCLOSED GREEN AND GOLD REVOCATION CARDS USING THE PRE-PAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU HAVE SIGNED THE WHITE OR BLUE MEETING PROXIES FROM HORIZON.

THIS SOLICITATION ALLOWS DEPOMED SHAREHOLDERS TO TAKE ACTION ONLY WITH RESPECT TO THE REVOCATION OF CONSENTS TO THE CALLING AND HOLDING OF THE PROPOSED SPECIAL MEETINGS. ANY ACTION THAT YOU MAY TAKE PURSUANT TO THIS SOLICITATION WILL NOT HAVE A DIRECT IMPACT ON THE OFFER, WILL NOT DIRECTLY LIMIT YOUR ABILITY TO PARTICIPATE WITH RESPECT TO THE OFFER AND WILL NOT CONSTITUTE AN AFFIRMATIVE VOTE FOR OR AGAINST THE OFFER.

THE SPECIAL MEETING REQUEST PROCEDURE

Voting Securities

As of September 10, 2015, there were 60,367,385 shares of the Company’s Common Stock outstanding. The Company has only one class of common stock.   Each share of the Company’s Common Stock outstanding as of the Request Record Dates will be entitled to one vote per share at the applicable Proposed Special Meeting.

Persons beneficially owning shares of the Company’s Common Stock (but not holders of record), such as persons whose ownership of Common Stock is through a broker, bank, financial institution or other nominee holder, who wish to revoke a previously executed White or Blue Meeting Proxy should either sign, date and mail the enclosed form of GREEN and GOLD Revocation Cards provided by your bank, broker firm, dealer, trust company or other nominee, or contact the person responsible for your account and direct him or her to execute the enclosed GREEN and GOLD Revocation Cards on your behalf. If your bank, broker firm, dealer, trust company or other nominee provides for revocation instructions to be delivered to it by telephone or internet, you may obtain such instructions from the person responsible for your account.

Additionally, even if you have not already submitted a White or Blue Meeting Proxy, you may elect to execute and submit the GREEN and GOLD Revocation Cards to communicate that you do not believe the Proposed Special Meetings are necessary or to express your opposition to the Proposed Special Meetings.

Effectiveness of Meeting Proxies

Pursuant to our Bylaws, any shareholder seeking to request a special meeting must first request that the Depomed Board fix a Request Record Date to determine the shareholders entitled to request a special meeting by sending written notice to the Secretary of the Company (the “Record Date Request Notice”) by registered mail.  Horizon’s August 3 Letter purports to be a valid Record Date Request Notice with respect to the First Proposed Special Meeting.  Horizon also claims that its August 19 Letter is a valid Record Date Request Notice with respect to the Second Proposed Special Meeting. Upon receiving a Record Date Request Notice, the Depomed Board may set a Request Record Date, which shall not precede, and shall not be more than sixty (60) days after the close of business on, the date on which the resolution fixing the Request Record Date is adopted by the Depomed Board.  In accordance with our Bylaws, the Depomed Board has set October 29, 2015, as the First Request Record Date.  In accordance with our Bylaws, the Depomed Board has set November 13, 2015, as the Second Request Record Date.

As provided in our Bylaws, in order for a shareholder to request a special meeting, one or more written requests for a special meeting signed by shareholders as of the Request Record Date entitled to cast not less than the Special Meeting Percentage of the votes at the special meeting must be delivered to the Chairman of the Board, the Chief Executive Officer, a President, a Vice President or the Secretary of the Company (each a “Designated Officer”).

The Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at the meeting and the other information required under our Bylaws, and the Request must be received by a Designated Officer by registered mail or personal delivery within thirty (30) days after the applicable Request Record Date; the record date for such special meeting shall be fixed by the Depomed Board as provided in our Bylaws.

Within five (5) business days after receiving a Special Meeting Request, the Depomed Board shall determine whether such shareholder has satisfied the requirements for calling a special meeting of shareholders, and notify the requesting shareholder of its finding.

We reserve our rights to require full compliance with the provisions set forth in our Bylaws and applicable law, with respect to any special meeting sought to be called by Horizon or any other shareholders, including the enforcement of the procedures and requirements for calling a special meeting set forth under Section 2 of our Bylaws.

Further, the filing or distribution of this Revocation Solicitation Statement is not intended as and should not be taken as an admission by the Company of the validity of the Horizon Solicitation.

Effect of GREEN and GOLD Revocation Cards

Shareholders may revoke any previously signed White Meeting Proxy by signing, dating and returning to us a GREEN Revocation Card.  Shareholders may revoke any previously signed Blue Meeting Proxy by signing, dating and returning to us a GOLD Revocation Card.  A White or Blue Meeting Proxy may also be revoked by delivery of a written revocation of your White or Blue Meeting Proxy to Horizon. Shareholders are urged, however, to return all request revocations in the envelope provided to Innisfree. We request that if you instead deliver a revocation to Horizon, a copy of the revocation also be returned in the postage-paid envelope provided so that we will be aware of all revocations and so that the inspector of requests can accurately account for all revocations.

Unless you specify otherwise, by signing and delivering the GREEN and GOLD Revocation Cards, you will be deemed to have revoked any previously delivered White and Blue Meeting Proxy, respectively.

Any GREEN Revocation Card may itself be revoked by marking, signing, dating and delivering a written revocation of your GREEN Revocation Card to the Company, or to Horizon, or by delivering to Horizon a subsequently dated White Meeting Proxy that Horizon sent to you.  Any GOLD Revocation Card may itself be revoked by marking, signing, dating and delivering a written revocation of your GOLD Revocation Card to the Company, or to Horizon, or by delivering to Horizon a subsequently dated Blue Meeting Proxy that Horizon sent to you.

The revocation of any previously delivered White or Blue Meeting Proxy or GREEN or GOLD Revocation Card should be signed and have a date subsequent to the previously delivered Meeting Proxy or Revocation Card. The revocation is not required to state the number of shares held unless you wish to revoke your Meeting Proxy with respect to less than all shares as to which you previously requested a Proposed Special Meeting, in which case you must state the number of shares to which your revocation relates. In addition, if you have more than one account with respect to which you have delivered a Meeting Proxy, the revocation should identify the relevant account for which the Meeting Proxy is being revoked.

We have retained Innisfree to assist in communicating with shareholders in connection with the Horizon Solicitation and to assist in obtaining GREEN and GOLD Revocation Cards as appropriate. If you have any questions about how to complete or submit your GREEN and GOLD Revocation Cards or any other questions, Innisfree will be pleased to assist you. Please contact Innisfree toll-free at (877) 800-5186 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

If any shares that you owned on an applicable record date were held for you in an account with a stock brokerage firm, bank nominee or other similar “street name” holder, you must give instructions to the stock brokerage firm, bank nominee or other “street name” holder to revoke authorization for the shares held in your name. Accordingly, you should either sign, date and mail the enclosed form of GREEN and GOLD Revocation Cards provided by your bank, broker firm, dealer, trust company or other nominee, or contact the person responsible for your account and direct him or her to execute the enclosed GREEN and GOLD Revocation Cards on your behalf. If your bank, broker firm, dealer, trust company or other nominee provides for revocation instructions to be delivered to it by telephone or internet, you may obtain such instructions from the person responsible for your account.

YOU HAVE THE RIGHT TO REVOKE ANY MEETING PROXY YOU MAY HAVE PREVIOUSLY GIVEN TO HORIZON. TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN IN THE PRE-PAID ENVELOPE PROVIDED THE GREEN AND GOLD REVOCATION CARDS ACCOMPANYING THIS REVOCATION SOLICITATION STATEMENT, RESPECTIVELY.

Results of Solicitation

We anticipate retaining an inspector of requests in connection with the Horizon Solicitation. We intend to notify shareholders as to whether the requisite Meeting Proxies have been received for calling any Proposed Special Meeting promptly following the inspector’s review and certification of such Meeting Proxies.

LITIGATION

On August 3, 2015, Depomed filed a complaint against Horizon in the Superior Court of the State of California for the County of Santa Clara.  The complaint alleges that Horizon’s acquisition proposal is predicated on the improper and unlawful use of highly confidential and proprietary information related to NUCYNTA.  The case is currently pending and has not yet been adjudicated.  Depomed alleges that both Horizon and Depomed sought to purchase the U.S. rights to NUCYNTA from Janssen and that both companies signed nondisclosure agreements and, subject to the terms of those agreements, were given access to confidential information about NUCYNTA for the purpose of investigating a potential business partnership with Janssen or acquisition of NUCYNTA from Janssen.  Depomed prevailed as the winning bidder for NUCYNTA. Depomed alleges that Horizon used confidential information relating to NUCYNTA in connection with its acquisition proposal for Depomed in violation of Horizon’s obligations under the terms of Horizon’s confidentiality agreement.   Depomed seeks, among other relief, an injunction to prevent Horizon from continuing its alleged improper and unlawful use of Depomed’s confidential information.

Also on August 3, 2015, Horizon filed a lawsuit in the same court naming as defendants Depomed and the members of the Depomed Board.  The lawsuit alleges that the adoption by the Depomed Board of the Rights Agreement and Sections 2(b), 2(c), 2(d), and 5(d) of our Bylaws violates the California Corporations Code, constitutes ultra vires acts and breaches the fiduciary duties of the members of the Depomed Board.

On September 8, 2015, the Court held a hearing on: (i) Horizon’s motion for an expedited preliminary injunction hearing on September 25, 2015 to enjoin enforcement of the Rights Agreement and Depomed’s Bylaws; and (ii) Depomed’s motion for expedited discovery and a hearing on its request for a preliminary injunction regarding Depomed’s claim that Horizon is unlawfully using information relating to NUCYNTA in connection with its takeover efforts.  The Court denied Horizon’s motion and set a hearing date on November 5, 2015, for consideration of both Horizon’s and Depomed’s motions for a preliminary injunction.

APPRAISAL RIGHTS

Our shareholders do not have appraisal rights under California law in connection with the Horizon Solicitation or this Revocation Solicitation Statement.

SOLICITATION OF REVOCATIONS

The cost of this solicitation of revocations will be borne by the Company. We have retained Innisfree as proxy solicitors to assist in this solicitation. The total amount currently estimated to be spent in connection with the Revocation Solicitation Statement, excluding any litigation costs, is approximately $550,000 of which approximately $350,000 has been spent to date. In addition to the use of mail, revocation requests may be solicited by our directors, certain officers and employees of the Company by facsimile, telephone, email and the Internet, in person discussions and by advertisements. Innisfree will also assist our communications with our shareholders with respect to the Revocation Solicitation Statement and such other advisory services as may be requested from time to time by us. Innisfree has advised the Company that approximately 30 of its employees will be involved in the solicitation of consent revocations on behalf of the Company. In addition, Innisfree M&A Incorporated and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Revocation Solicitation Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of our Common Stock.

BOARD OF DIRECTORS

The following is a summary of the qualifications of each of the members of the Depomed Board, effective as of September 10, 2015:

Name of Director	Age	Principal Occupation	Director Since
Peter D. Staple(3)	63	Chief Executive Officer, Corium International, Inc.	2003
Vicente Anido, Jr., Ph.D.(1)	62	Chief Executive Officer, Aerie Pharmaceuticals, Inc.	2013
Karen A. Dawes(1)(2)	63	President, Knowledgeable Decisions, LLC	2008
Louis J. Lavigne, Jr.(1)	66	Managing Director, Lavrite, LLC	2013
Samuel R. Saks, M.D.(2)(3)	60	Pharmaceutical Consultant	2012
James A. Schoeneck	57	President and Chief Executive Officer, Depomed, Inc.	2007
David B. Zenoff, D.B.A.(2)(3)	77	President, David B. Zenoff Associates, Inc.	2007

(1)              Current member of the Audit Committee

(2)              Current member of the Compensation Committee

(3)              Current member of the Nominating and Corporate Governance Committee

Peter D. Staple has served as a director of Depomed since November 2003. Since March 2008, Mr. Staple has served as Chief Executive Officer and director of Corium International, Inc., a privately held biopharmaceutical company. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer of BioSeek, Inc., a privately held drug-discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for biopharmaceutical company Chiron Corporation. Mr. Staple previously served as Vice President, Associate General Counsel for Cetus Corporation, a biotechnology company. Mr. Staple received a J.D. degree from Stanford Law School and a B.A. degree from Stanford University

Vicente Anido, Jr., Ph.D. has served as a director of the Company since February 2013. Dr. Anido is currently the Chairman and Chief Executive Officer of Aerie Pharmaceuticals, Inc., a publicly-held development stage company focused on ophthalmology. Dr. Anido is the former President, Chief Executive Officer and director of Ista Pharmaceuticals, Inc., which was acquired in 2012 by Bausch + Lomb Incorporated. Prior to joining Ista Pharmaceuticals, Dr. Anido served as general partner of Windamere Venture Partners from 2000 to 2001. From 1996 to 1999, Dr. Anido served as President and Chief Executive Officer of CombiChem, Inc., a drug discovery company. From 1993 to 1996, Dr. Anido served as President of the Americas Region of Allergan, Inc., where he was responsible for Allergan’s commercial operations for North and South America. Prior to joining Allergan, Dr. Anido spent 17 years at Marion Laboratories and Marion Merrell Dow, Inc., including as Vice President, Business Management of Marion’s U.S. Prescription Products Division. The Depomed Board considered Dr. Anido’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Depomed Board: Commercial Strategy; Commercial Operations; Strategic Transactions; Business Planning; Pharmaceutical Product Launch; and Board experience. In the past five years, Dr. Anido has served as a member of the boards of directors of QLT Inc., Aerie Pharmaceuticals, Apria Healthcare, Inc., Ista Pharmaceuticals and NICOX, S.A. Dr. Anido currently serves as a member of the board of directors of The West Virginia University Foundation and of BIOCOM, a life sciences industry association. Dr. Anido holds B.S. and M.S. degrees from West Virginia University and a Ph.D. from the University of Missouri, Kansas City.

Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing for

Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Depomed Board considered Ms. Dawes’ experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Depomed Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as a director of Repligen Corporation and several private companies. Ms. Dawes holds a M.B.A. from Harvard University and B.A. and M.A. degrees from Simmons College.

Louis J. Lavigne, Jr. has served as a director of the Company since July 2013. Since 2005, Mr. Lavigne has served as Managing Director of Lavrite, LLC, a management consulting firm specializing in the areas of corporate finance, accounting, growth strategy and management. Prior to these consulting activities Mr. Lavigne served as Executive Vice President and Chief Financial Officer of Genentech, Inc., a publicly-held biotechnology company, from March 1997 through his retirement in March 2005. Mr. Lavigne joined Genentech in July 1982, was named controller in 1983 and, in that position, built Genentech’s operating financial functions. In 1986, he was promoted to Vice President and assumed the position of Chief Financial Officer in September 1988. Mr. Lavigne was named Senior Vice President in 1994 and was promoted to Executive Vice President in 1997. Prior to joining Genentech, he held various financial management positions with Pennwalt Corporation, a pharmaceutical and chemical company. The Depomed Board considered Mr. Lavigne’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Depomed Board: Corporate Finance; Commercial Strategy; Commercial Operations; Strategic Transactions; Business Planning; and Board experience. Mr. Lavigne serves on the board of Accuray Incorporated, a publicly-held radiation oncology company, and Zynga, Inc., a publicly-held electronic game company. Mr. Lavigne also serves on the boards of DocuSign, Inc., a privately-held digital transaction management company, Novocure Limited, a privately-held oncology company, and Rodan & Fields, LLC, a privately-held skincare company. Mr. Lavigne is a board member and Chairman of the UCSF Benioff Children’s Hospital Oakland, the UCSF Benioff Children’s Hospitals and UCSF Benioff Children’s Hospitals Foundation. Mr. Lavigne is also a Trustee of Babson College. Mr. Lavigne holds a B.A. from Babson College and a M.B.A. from Temple University.

Samuel R. Saks, M.D. has served as a director of the Company since October 2012. From October 2013 to May 2015, Dr. Saks served as Chief Development Officer at Auspex Pharmaceuticals, Inc., a publicly-held biopharmaceutical company focused on the treatment of orphan diseases. Dr. Saks also served as a director of Auspex Pharmaceuticals from September 2009 to May 2015. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, Inc. From 2003 to 2009, Dr. Saks served as CEO of Jazz Pharmaceuticals, Inc., a specialty pharmaceutical company he co-founded. Prior to joining Jazz Pharmaceuticals, Dr. Saks held a number of positions at ALZA Corporation, which was acquired by Johnson & Johnson in 2001. From 2001 to 2003, he was Company Group Chairman of ALZA and served as a member of Johnson & Johnson’s Pharmaceutical Group Operating Committee. From 1992 to 2001, he held various executive positions at ALZA, including Senior Vice President, Medical Affairs and Group Vice President, where he was responsible for clinical and commercial activities. He has also held clinical research positions in oncology at Schering-Plough Corporation, XOMA Corporation and Genentech, Inc. From 1985 to 2000, Dr. Saks was Assistant Clinical Professor of Medicine in the oncology division of the Department of Medicine at the University of California, San Francisco. The Depomed Board considered Dr. Saks’ experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Depomed Board: Commercial Strategy; Clinical Operations; Commercial Operations; Product Development; Business Planning; Pharmaceutical Product Launch; and Board experience. Dr. Saks also currently serves as a director of TONIX Pharmaceuticals, Inc. a publicly-held pharmaceutical company, and several private companies. Dr. Saks holds B.S. and M.D. degrees from the University of Illinois.

James A. Schoeneck joined the Company as President and Chief Executive Officer in April 2011 and has served as a director of the Company since December 2007. From 2005 until he joined the Company, Mr. Schoeneck was Chief Executive Officer of BrainCells Inc., a privately-held biopharmaceutical company. Prior to joining BrainCells, he served as Chief Executive Officer of ActivX BioSciences, Inc., a development stage biotechnology company. Mr. Schoeneck’s pharmaceutical experience also includes three years as President and Chief Executive Officer of

Prometheus Laboratories Inc. Prior to joining Prometheus, Mr. Schoeneck spent three years at Centocor, Inc., where he led the development of Centocor’s commercial capabilities. His group launched Remicade®, which has become one of the world’s largest pharmaceutical products. Earlier in his career, he spent 13 years at Rhone-Poulenc Rorer, Inc. (now Sanofi) serving in various sales and marketing positions of increasing responsibility. The Depomed Board considered Mr. Schoeneck’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Depomed Board: Corporate Strategy; Corporate Management; Commercial Strategy; Pharmaceutical Product Launch; Strategic Transactions; and Corporate Leadership. Mr. Schoeneck currently serves as a director of FibroGen, Inc., a publicly-held biotechnology company. Mr. Schoeneck holds a B.S. degree in education from Jacksonville State University.

David B. Zenoff, D.B.A. has served as a director of the Company since March 2007. Since 1973, Dr. Zenoff has been the President of David B. Zenoff and Associates, Inc., a strategy and management consulting firm. Among his more than 90 clients, several have been in the biopharmaceutical industry, including Roche Holding Ltd., GlaxoSmithKline plc, EDM Serono, Inc., Chiron Corporation, Italfarmaco S.p.A. and Repligen Corporation. Dr. Zenoff has been on the full-time and part-time faculties of various universities, including Stanford University Graduate School of Business, Columbia Graduate School of Business, and IMD in Lausanne, Switzerland. The Depomed Board considered Dr. Zenoff’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Depomed Board: Corporate Strategy; Pharmaceutical Marketing Strategy; Organization Development; Management Practices; Board Processes and Governance; Strategic Transactions; and Corporate Leadership. Dr. Zenoff was a member of the board of directors of Williams-Sonoma for six years and currently serves as a director of ExamWorks Group, Inc. Dr. Zenoff holds a B.A. from Stanford University and M.B.A. and D.B.A. degree from Harvard University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table in Annex A sets forth the beneficial ownership of our Common Stock as of September 10, 2015 (unless specified otherwise) for each person or group that holds more than 5% of our Common Stock, and as of September 10, 2015 for each of our current directors and named executive officers and for our current directors and executive officers as a group. No person who has been a director or executive officer of the Company at any time since January 1, 2014 has any substantial interest, direct or indirect, by security holdings or otherwise, in the outcome of this solicitation, except as set forth in Annex A.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 7999 Gateway Blvd., Suite 300, Newark, California 94560.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single Revocation Solicitation Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Revocation Solicitation Statement, please notify your broker and direct your request to Innisfree, at 501 Madison Avenue, 20th Floor, New York, NY 10022. Shareholders who currently receive multiple copies of the Revocation Solicitation Statement at their address and would like to request “householding” of their communications should contact their broker.

SHAREHOLDER PROPOSALS

The Company’s Bylaws, as amended, provide that advance notice of a shareholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than one hundred and fifty (150) days, and not later than one hundred and twenty (120) days, prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, our Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than thirty (30) days after the anniversary of the previous year’s annual meeting, this advance notice must be received not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Each shareholder’s notice must comply with the requirements of Section 5 of the Bylaws of the Company.

A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Company’s Investor Relations Department upon written request.

Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the 2016 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560, on or before December 9, 2015. In addition, if the Company is not notified by December 9, 2015 of a proposal to be brought before the 2016 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements related to the consent solicitation that are not historical facts contained in this Revocation Solicitation Statement are forward-looking statements that involve risks and uncertainties including, but not limited to, expectations regarding Depomed’s anticipated growth and the ability to create shareholder value, and other risks detailed in the company’s Securities and Exchange Commission filings, including the company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the company’s plans, objectives or expectations will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the investor relations section of Depomed’s website at http://www.depomed.com.  Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000. The information provided on our website is not part of this Revocation Solicitation Statement, and therefore is not incorporated by reference.

If you have any questions or need any assistance in revoking a White or Blue Meeting Proxy you may have given to Horizon, please contact our agent:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll-Free: (877) 800-5186

Banks & Brokers May Call Collect: (212) 750-5833

Annex A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth information as of September 10, 2015 (or earlier date for information based on third party filings with the SEC) regarding the ownership of our Common Stock by (a) each director, (b) each named executive officer and (c) all current directors and executive officers as a group.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)	Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)(2)
James A. Schoeneck(3)	1,118,366	835,039	1.85%
Thadd M. Vargas	341,645	202,302	*
August J. Moretti	287,294	263,967	*
Matthew M. Gosling	287,567	253,921	*
Peter D. Staple	212,305	152,305	*
David B. Zenoff, D.B.A.	176,901	157,305	*
Karen A. Dawes	150,305	142,305	*
Samuel R. Saks, M.D.	63,138	63,138	*
Vicente Anido, Jr., Ph.D.	59,805	59,805	*
Srinivas G. Rao, M.D.	50,978	50,261	*
R. Scott Shively	48,490	48,490	*
Louis J. Lavigne, Jr.	35,638	35,638	*
All current directors & executive officers as a group (12 persons)	2,832,432	2,264,476	4.69%

*	Beneficially owns less than 1% of the outstanding Common Stock.
(1)	Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.
(2)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on 60,367,385 shares of the Company’s common stock outstanding as of September 10, 2015. Shares of common stock subject to stock options and restricted stock units vesting on or before November 9, 2015 (within 60 days of September 10, 2015) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)	Includes 283,327 shares of Common Stock held in Mr. Schoeneck’s family trust and over which Mr. Schoeneck has shared voting power and shared dispositive power.

A-1

Shareholders Holding 5% or More

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock(1)		Number Subject to Convertible Securities Exercisable Within 60 Days		Percentage of Common Stock (%)(1)
BlackRock, Inc.(2)	6,643,880	(3)	—		11.01%
RIMA Senvest Management, LLC(4)	4,647,961	(5)	259,926	(5)	7.70%
The Vanguard Group(6)	3,920,281	(7)	—		6.49%
Invesco Ltd.(8)	3,571,101	(9)	—		5.92%
State Street Corporation(10)	3,070,951	(11)	—		5.09%

(1)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on 60,367,385 shares of the Company’s common stock outstanding as of September 10, 2015. Shares of common stock subject to stock options and restricted stock units vesting on or before November 9, 2015 (within 60 days of September 10, 2015) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(2)	The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(3)

Includes (i) 6,520,836 shares of Common Stock as to which BlackRock, Inc. has sole voting power and (ii) 6,643,880 shares of Common Stock as to which BlackRock, Inc. has sole dispositive power. This information was obtained from the Schedule 13G filed on January 9, 2015 with the SEC by BlackRock, Inc.

(4)	The address of RIMA Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)

Includes (i) 4,647,961 shares of Common Stock (of which 259,926 shares of Common Stock are issuable upon the conversion of the Company’s 2.5% Convertible Senior Notes Due 2021 (the “Convertible Notes”)) as to which Richard Mashaal has shared voting and shared dispositive power and (ii) 3,163,828 shares of Common Stock (of which 157,515 shares of Common Stock are issuable upon the conversion of the Convertible Notes) as to which RIMA Senvest Management, LLC has shared voting and shared dispositive power. The address of Richard Mashaal is c/o RIMA Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022. This information was obtained from the Schedule 13G/A filed on February 17, 2015 with the SEC by RIMA Senvest Management, LLC and Richard Mashaal.

(6)	The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(7)

Includes (i) 81,855 shares of Common Stock as to which The Vanguard Group has voting power, (ii) 3,841,826 shares of Common Stock as to which The Vanguard Group has sole dispositive power and (iii) 78,455 shares of Common Stock as to which The Vanguard Group has shared dispositive power. This information was obtained from the Schedule 13G filed on February 10, 2015 with the SEC by The Vanguard Group.

(8)	The address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, Georgia 30309.
(9)

Includes (i) 3,547,301 shares of Common Stock as to which Invesco Ltd. has sole voting power and (ii) 3,571,101 shares of Common Stock as to which Invesco Ltd. has sole dispositive power. This information was obtained from the Schedule 13G filed on February 11, 2015 with the SEC by Invesco Ltd.

(10)	The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
(11)

Includes 3,070,951 shares of Common Stock as to which State Street Corporation has shared voting power and shared dispositive power. This information was obtained from the Schedule 13G filed on February 12, 2015 with the SEC by State Street Corporation.

A-2

Annex B

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS REVOCATION SOLICITATION STATEMENT

Under applicable SEC regulations, each member of our Board and certain of its executive officers and other employees may be deemed “participants” in the solicitation of proxies in connection with this Revocation Solicitation Statement. The following sets forth the name and principal occupation or employment of the participants of the Company. Unless otherwise indicated, the principal business address of each such person is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

Name of Director	Age	Principal Occupation
Peter D. Staple	63	Chief Executive Officer, Corium International, Inc. (1)
Vicente Anido, Jr., Ph.D.	62	Chief Executive Officer, Aerie Pharmaceuticals, Inc. (2)
Karen A. Dawes	63	President, Knowledgeable Decisions, LLC (3)
Louis J. Lavigne, Jr.	66	Managing Director, Lavrite, LLC (4)
Samuel R. Saks, M.D.	60	Pharmaceutical Consultant
James A. Schoeneck	57	President and Chief Executive Officer, Depomed, Inc.
David B. Zenoff, D.B.A.	77	President, David B. Zenoff Associates, Inc. (5)
August J. Moretti	64	Chief Financial Officer and Senior Vice President, Depomed, Inc.
Matthew M. Gosling	44	Senior Vice President and General Counsel, Depomed, Inc.
Srinivas G. Rao, M.D.	46	Senior Vice President and Chief Medical Officer, Depomed, Inc.
R. Scott Shively	58	Senior Vice President and Chief Commercial Officer, Depomed, Inc.
Thadd M. Vargas	49	Senior Vice President, Business Development, Depomed, Inc.

(1)	The principal address of Corium International, Inc. is 235 Constitution Drive Menlo Park, California 94025.
(2)	The principal address of Aerie Pharmaceuticals, Inc. is 2030 Main Street, Suite 1500, Irvine, California 92614.
(3)	The principal address of Knowledgeable Decisions, LLC is 138 Vintage Isle Lane, Palm Beach Gardens, FL 33418.
(4)	The principal address of Lavrite, LLC is 1158 Upper Happy Valley Road, Lafayette, CA 94549.
(5)	The principal address of David B. Zenoff Associates, Inc. is 650 Divisadero St, San Francisco, CA 94123.

Information Regarding Ownership of the Company’s Securities by Participants

The number of shares of Common Stock held by our participants is set forth under “Security Ownership of Certain Beneficial Owners and Management” in Annex A to this Revocation Solicitation Statement.

Other Information Regarding Participants

As of September 10, 2015, our directors and executive officers collectively beneficially own 2,832,432 shares of Common Stock, representing approximately 4.69% of the outstanding shares of Common Stock. None of our directors or executive officers intend to deliver any Meeting Proxy with respect to any of their shares of Common Stock.

Except as described in this Revocation Solicitation Statement (including the related annexes), to the best of the Company’s knowledge, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of its subsidiaries; (ii) owns any securities of the Company of record but not beneficially; (iii) has purchased or sold any of such securities within the past two years; or (iv) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as disclosed in this Revocation Solicitation Statement (including the related annexes), to the best of the Company’s knowledge, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this Revocation Solicitation Statement (including the related annexes), to the best of the Company’s knowledge, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon pursuant to this Revocation Solicitation Statement.

Other than as set forth in this Revocation Solicitation Statement (including the related annexes), to the best of the Company’s knowledge, none of the Company, any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

There are no material legal proceedings in which any of the directors or executive officers of the Company or any of their affiliates is a party adverse to the Company or any of its subsidiaries, or proceedings in which such directors or executive officers have a material interest adverse to the Company or any of its subsidiaries.

Certain Relationships and Related Transactions

The Audit Committee of the Depomed Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. Except as set forth below, during fiscal year 2014 the Company did not engage, and does not currently propose to engage, in any transaction or series of transactions in which the amount involved exceeded or exceeds $120,000 and in which any of the Company’s directors or executive officers, any holder of more than 5% of any class of the Company’s voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time.

Management Continuity Agreements

In May 2014, the Depomed Board approved a form of Management Continuity Agreement to be entered into with each of the Company’s executive officers.  In June 2014, the Company subsequently entered into definitive Management Continuity Agreements with each such officer, which agreements replace and supersede the Management Continuity Agreements previously entered into by the Company and its executive officers.

The Management Continuity Agreement provides, among other things, that in the event an executive officer is subject to an involuntary termination within 12 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer’s unvested Company equity awards; (ii) severance payments for a period of 24 months (if the officer is the chief executive officer) or 12 months (if the officer is not the chief executive officer) equal to the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs, and (iv) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law.

In addition, the Management Continuity Agreements provides, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months’ of such officer’s unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary which the officer was receiving immediately prior to the change of control; and (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law.

The provisions of the Management Continuity Agreement relating to the benefits Mr. Schoeneck is entitled to receive upon an involuntary termination of his employment other than in connection with a change in control of the Company replace and supersede the related provisions of the Employment Agreement entered into between Mr. Schoeneck and the Company in April 2011.

The executive officer is not entitled to receive a “gross up” payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer’s release of any claims against the Company.

The following table sets forth potential payments to the Company’s named executive officers employed as of December 31, 2014 under the Management Continuity Agreement that would have been made had an involuntary termination within 12 months following a change of control occurred as of December 31, 2014.

Potential Payments—Involuntary Termination Following a Change of Control

Name	Severance Payments ($)		Bonus Payments ($)		Health Insurance Benefit ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	1,250,000	(2)	1,050,000	(3)	42,506	(4)	5,010,382
August J. Moretti	376,620	(5)	163,265	(6)	19,828	(7)	1,595,386
Matthew M. Gosling	399,463	(5)	188,407	(6)	28,208	(7)	1,529,019
Thadd M. Vargas	341,038	(5)	137,089	(6)	20,436	(7)	1,424,345
Srinivas G. Rao, M.D.	375,000	(5)	150,000	(6)	18,289	(7)	642,000

(1)	Accelerated equity value as if the involuntary termination occurred on December 31, 2014.
(2)	The amount reported represents total severance payments over 24 months.
(3)	The amount reported equals two times such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs.
(4)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months.
(5)	The amount reported represents total severance payments over 12 months.
(6)	The amount reported equals such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs.
(7)	The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Potential Payments—Involuntary Termination

Name	Severance Payments ($)		Health Insurance Benefit ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	937,500	(2)	31,879	(3)	2,501,236
August J. Moretti	376,620	(4)	19,828	(5)	—
Matthew M. Gosling	399,463	(4)	28,208	(5)	—
Thadd M. Vargas	341,038	(4)	20,436	(5)	—
Srinivas G. Rao, M.D.	375,000	(4)	18,289	(5)	—

(1)	Accelerated equity value as if the involuntary termination occurred on December 31, 2014.
(2)	The amount reported represents total severance payments over 18 months.
(3)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months.
(4)	The amount reported represents total severance payments over 12 months.
(5)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Srinivas G. Rao, M.D., Ph.D. Offer Letter

On July 15, 2014, the Company entered into a letter agreement (the “Rao Offer Letter”) with Srinivas G. Rao, M.D., Ph.D. pursuant to which Dr. Rao agreed to serve as the Senior Vice President and Chief Medical Officer, effective July 16, 2014. Upon the commencement of Dr. Rao’s employment, the Company entered into its standard form of management continuity agreement with Dr. Rao.

The Rao Offer Letter provided for Dr. Rao to receive an annual base salary of $375,000 and an annual target cash bonus of 40% of his base salary, which was prorated for 2014 based on the number of full months he is employed by the Company. Dr. Rao received a one-time sign-on bonus of $40,000 (the “Rao Sign-On Bonus”) paid in two equal installments of $20,000. The first installment was paid once Dr. Rao completed 60 days of employment with the Company and the second installment was paid once Dr. Rao completed 120 days of employment with the Company. If Dr. Rao voluntarily terminates his employment with the Company prior to the first anniversary of his first day of employment, he will be required to repay the full amount of the Rao Sign-On Bonus to the Company within 10 days after his termination date.

As contemplated by the Rao Offer Letter, the Compensation Committee approved the grant to Dr. Rao, upon the commencement of his employment with the Company, of an option under the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) to purchase 150,000 shares of the Company’s Common Stock. The option will vest and become exercisable with respect to one-quarter of the underlying shares on the date that is 12 months after the date of grant, and in 36 equal monthly installments thereafter, such that the option will be fully vested and exercisable on the fourth anniversary of the date of grant.

Richard Scott Shively Offer Letter

On July 31, 2014, the Company entered into a letter agreement (the “Shively Offer Letter”) with Richard Scott Shively pursuant to which Mr. Shively agreed to serve as Senior Vice President and Chief Commercial Officer, effective September 2, 2014. Upon the commencement of Mr. Shively’s employment, the Company entered into its standard form of management continuity agreement with Mr. Shively.

The Shively Offer Letter provided for Mr. Shively to receive an annual base salary of $375,000 and an annual target cash bonus of 40% of his base salary, which was prorated for 2014 based on the number of full months he was employed by the Company in 2014. Mr. Shively received a one-time sign-on bonus of $25,000 (the “Shively Sign-On Bonus”) that was paid once Mr. Shively completed 90 days of employment with the Company. If Mr. Shively voluntarily terminates his employment with the Company prior to the first anniversary of his first day of employment, he will be required to repay the full amount of the Shively Sign-On Bonus to the Company within 10 days of his termination date. Mr. Shively is also entitled to receive up to $75,000 in relocation expense reimbursement, including any gross-up of relocation expenses that is included in Mr. Shively’s taxable income. If Mr. Shively voluntarily terminates his employment with the Company for any reason within 24 months following his first day of employment, he will be required to repay the Company the full amount of any reimbursements.

As contemplated by the Shively Offer Letter, the Compensation Committee approved the grant to Mr. Shively, upon the commencement of his employment with the Company, of an option under the 2014 Plan to purchase 150,000 shares of the Company’s Common Stock. The option will vest and become exercisable with respect to one-quarter of the underlying shares on the date that is 12 months after the date of grant, and in 36 equal monthly installments thereafter, such that the option will be fully vested and exercisable on the fourth anniversary of the date of grant.

Additional Information

We have omitted certain additional information previously disclosed in Depomed’s Definitive Proxy Statement on Schedule 14A, dated as of April 7, 2015, and filed with the SEC on April 6, 2015, related to the 2015 Annual Meeting of Depomed Stockholders, including disclosure under Item 7 of Schedule 14A (directors and executive officers) and Item 8 of Schedule 14A (compensation of directors and executive officers).  Such information is incorporated by reference in this Revocation Solicitation Statement.

Annex C

RECENT TRANSACTION HISTORY FOR PARTICIPANTS IN THIS REVOCATION SOLICITATION STATEMENT

On September 3, 2014, the Company sold $300.0 million in 2.50% convertible senior notes due 2021.

The following is a list of all purchases and sales of Common Stock made during the last two years by persons who may be deemed participants in our solicitation of proxies. These transactions do not include matching contributions to the 401(k) retirement plan or executive deferred compensation plan, any amounts withheld in satisfaction of tax obligations upon the vesting of equity awards, the grant or vesting of restricted stock or stock options granted under the Company’s incentive award plans, or the surrender of shares for the payment of taxes, gifts or transfers to related entities that do not constitute a disposition of beneficial ownership:

Name	Date of Transaction	Nature of Transaction	Number of Shares	Price per Share
Matthew M. Gosling	December 2, 2014	Sale	8,819	$15.853
Matthew M. Gosling	November 19, 2014	Sale	71,000	15.357
Matthew M. Gosling	March 14, 2014	Sale	21,875	14.735
Matthew M. Gosling	December 2, 2013	Sale	5,692	8.4041
August J. Moretti	December 2, 2014	Sale	5,339	15.853
August J. Moretti	December 2, 2013	Sale	2,821	8.4043
James A. Schoeneck	December 2, 2014	Sale	36,727	15.853
James A. Schoeneck	March 14, 2014	Sale	17,000	14.5367
James A. Schoeneck	December 2, 2013	Sale	17,192	8.4024
Michael Sweeney M.D.	December 2, 2013	Sale	4,270	8.4023
Thadd M. Vargas	June 12, 2015	Sale	5,000	20.700
Thadd M. Vargas	December 2, 2014	Sale	8,247	15.853
Thadd M. Vargas	March 14, 2014	Sale	63,869	14.6896
Thadd M. Vargas	December 2, 2013	Sale	5,296	8.404

C-1

GREEN REVOCATION CARD

REVOCATION OF MEETING PROXIES

THIS REVOCATION OF MEETING PROXIES IS SOLICITED ON BEHALF OF DEPOMED, INC. IN OPPOSITION TO THE SOLICITATION OF REQUESTS BY HORIZON PHARMA PLC AND ITS AFFILIATES TO CALL A SPECIAL MEETING OF SHAREHOLDERS OF DEPOMED, INC.

The undersigned person acting with regard to all shares of Common Stock of Depomed, Inc., no par value, entitled to vote and owned beneficially and/or of record by the undersigned, hereby acts as follows concerning any previously executed White Meeting Proxy delivered to Horizon Pharma plc and its affiliates requesting the calling of a special meeting of shareholders described in the Horizon Solicitation, dated September 8, 2015, and hereby confirms that the undersigned has the power to deliver a Revocation of Meeting Proxies for the number of shares represented hereby.

YOU MAY REVOKE ANY PREVIOUSLY EXECUTED WHITE MEETING PROXY REGARDING THE HORIZON SOLICITATION FOR THE CALLING OF A SPECIAL MEETING BY SIGNING, DATING AND RETURNING THIS GREEN REVOCATION CARD TO THE COMPANY.

UNLESS YOU SPECIFY OTHERWISE, BY SIGNING AND DELIVERING THIS GREEN REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED ANY PREVIOUSLY SUBMITTED WHITE MEETING PROXY WITH RESPECT TO ALL SHARES OF COMMON STOCK YOU OWN BENEFICIALLY AND/OR OF RECORD.

☐ YES, REVOKE MY REQUEST	☐ NO, DO NOT REVOKE MY REQUEST

PLEASE SIGN AND DATE THIS REVOCATION

Date

Signature

Signature (if held jointly)

Title(s)

PLEASE SIGN THIS GREEN REVOCATION CARD EXACTLY AS YOUR NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR TITLE AS SUCH. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. SIGNED REVOCATION CARDS WILL BE DEEMED TO REVOKE ALL PREVIOUSLY GIVEN WHITE MEETING PROXIES FOR THE NUMBER OF SHARES REPRESENTED BY THE ABOVE SIGNED.

GOLD REVOCATION CARD

REVOCATION OF MEETING PROXIES

THIS REVOCATION OF MEETING PROXIES IS SOLICITED ON BEHALF OF DEPOMED, INC. IN OPPOSITION TO THE SOLICITATION OF REQUESTS BY HORIZON PHARMA PLC AND ITS AFFILIATES TO CALL A SPECIAL MEETING OF SHAREHOLDERS OF DEPOMED, INC.

The undersigned person acting with regard to all shares of Common Stock of Depomed, Inc., no par value, entitled to vote and owned beneficially and/or of record by the undersigned, hereby acts as follows concerning any previously executed Blue Meeting Proxy delivered to Horizon Pharma plc and its affiliates requesting the calling of a special meeting of shareholders described in the Horizon Solicitation, dated September 8, 2015, and hereby confirms that the undersigned has the power to deliver a Revocation of Meeting Proxies for the number of shares represented hereby.

YOU MAY REVOKE ANY PREVIOUSLY EXECUTED BLUE MEETING PROXY REGARDING THE HORIZON SOLICITATION FOR THE CALLING OF A SPECIAL MEETING BY SIGNING, DATING AND RETURNING THIS GOLD REVOCATION CARD TO THE COMPANY.

UNLESS YOU SPECIFY OTHERWISE, BY SIGNING AND DELIVERING THIS GOLD REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED ANY PREVIOUSLY SUBMITTED BLUE MEETING PROXY WITH RESPECT TO ALL SHARES OF COMMON STOCK YOU OWN BENEFICIALLY AND/OR OF RECORD.

☐ YES, REVOKE MY REQUEST	☐ NO, DO NOT REVOKE MY REQUEST

PLEASE SIGN AND DATE THIS REVOCATION

Date

Signature

Signature (if held jointly)

Title(s)

PLEASE SIGN THIS GOLD REVOCATION CARD EXACTLY AS YOUR NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR TITLE AS SUCH. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. SIGNED REVOCATION CARDS WILL BE DEEMED TO REVOKE ALL PREVIOUSLY GIVEN BLUE MEETING PROXIES FOR THE NUMBER OF SHARES REPRESENTED BY THE ABOVE SIGNED.